Exhibit 10.1

SUBSCRIPTION AGREEMENT

ARKADIA INTERNATIONAL

ARKADIA INTERNATIONAL, a __________________ corporation (hereinafter the "Company") and the undersigned (hereinafter the “Subscriber”) agree as follows:

WHEREAS:

A. The Company desires to issue maximum of __________shares of common stock of the Company, par value of $0.001 per share, at a price of $0.05 per share (hereinafter the "Shares"); and

B. Subscriber desires to acquire that number of shares as is set forth on the signature page hereof (hereinafter the "Shares") at the purchase price set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set-forth, the parties hereto do hereby agree as follows:

SUBSCRIPTION FOR SHARES

1.1 Subject to the terms and conditions hereinafter set-forth, the Subscriber hereby subscribes for and agrees to purchase the Shares from the Company at a price equal to $0.05 per share, and the Company agrees to sell such the shares to Subscriber in consideration of said purchase price. Upon execution, this subscription shall be irrevocable by Subscriber.

1.2 The purchase price for the Shares subscribed to hereunder is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement to VLADIMIR SHEKHTMAN, ARKADIA INTERNATIONAL, 5348 VEGAS DR., LAS VEGAS, NV 89108 or such other place as the Company shall designate in writing. Payment can be made either by submitting a personal check, cashier’s check or money order or by such other consideration of combination of the foregoing that the board deems advisable in its discretion, for the full purchase price of $____ per share with the executed Subscription Agreement. Payments shall be made payable to “_________________” If submitting payment by electronic fund transfer (bank wire), payment shall be for the full purchase price to:

Company bank inf.

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1 Subscriber hereby acknowledges, represents and warrants to the Company the following:

(A) Subscriber acknowledges that the purchase of the shares involves a high degree of risk in that the Company has only recently been incorporated and may require substantial funds;

(B) An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

(C) Subscriber has such knowledge and experience in finance, securities, investments, including investment in unlisted and unregistered securities, and other business matters so as to be able to protect its interests in connection with this transaction;

(D) Subscriber hereby acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by Regulation S pursuant to the United States Securities Act.

(E) Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly Subscriber may not be able to liquidate its investment;

(F) Subscriber hereby acknowledges (i) that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission ("SEC"); (ii) that the Shares are being issued by the Company pursuant to an exemption from registration provided by the Securities Act of 1933, and; (iii) that the stock certificate evidencing the Shares received by Subscriber will contain a legend in substantially the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT."

(G) Subscriber is not aware of any advertisement of the Shares or of any directed selling efforts into the United States with respect to the Shares.

(H) Subscriber is outside the United States and is not a “US Person” as defined by Rule 902(k) of Regulation S.

REPRESENTATIONS BY THE COMPANY

3.1 The Company represents and warrants to the Subscriber that:

(A) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B) Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common stock in the capital of the Company.

TERMS OF SUBSCRIPTION

4.1 Upon acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for its general corporate purposes.

4.2 Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Agreement to Subscriber’s address indicated herein.

4.3 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada. Exclusive venue for any dispute arising out of this Subscription Agreement or the Shares shall be the state or federal courts sited in__________________________.

4.4 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

INVESTOR RESIDENCY STATUS

5.1 ( ) By checking this box, Subscriber represents and warrants to the Company that the Subscriber is NOT a “US Person” as such term is defined in Rule 902 of Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Act"). The Subscriber acknowledges having reviewed and considered the definition of “US Person” attached to this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the ___ day of ______________20 .

Number of Shares Subscribed For:
Total Purchase Price:
Name of Subscriber:
Address of Subscriber:
Subscriber’s SS#, ID#, Passport #

SIGNATURE OF SUBSCRIBER:

ACCEPTED BY:

Signature of Authorized Signatory:

Name of Authorized Signatory:

Date of Acceptance:

US Person Definition

1.	"U.S. person" means:

                      i.        Any natural person resident in the United States;

                     ii.        Any partnership or corporation organized or incorporated under the laws of the United States;

                    iii.        Any estate of which any executor or administrator is a U.S. person;

                   iv.        Any trust of which any trustee is a U.S. person;

                    v.        Any agency or branch of a foreign entity located in the United States;

                   vi.        Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                  vii.        Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                 viii.        Any partnership or corporation if:

A.	Organized or incorporated under the laws of any foreign jurisdiction; and
B.	Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.
2.	The following are not "U.S. persons":

                      i.        Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

                     ii.        Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

A.	An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and
B.	The estate is governed by foreign law;

                    iii.        iii. Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

                   iv.        iv. An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

                    v.        v. Any agency or branch of a U.S. person located outside the United States if:

A.	The agency or branch operates for valid business reasons; and
B.	The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

                   vi.        The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

United States. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.